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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 12, 2005


                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  1-13419                     47-0554096
------------------------        ------------        ----------------------------
(State of Incorporation)        (Commission         (IRS Employer Identification
                                File Number)                   Number)


                2707 North 108th Street
                      Suite 102
                   Omaha, Nebraska                           68164
        ----------------------------------------          ----------
        (Address of principal executive offices)          (Zip Code)


                                 (402) 428-2131
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 12, 2005, Lindsay Manufacturing Co. (the "Company") issued a press release announcing the Company's results of operations for the fourth fiscal quarter and year ended August 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1  Press Release, dated October 12, 2005, issued by the Company

         The information contained in this Current Report under Item 2.02, including the exhibit referenced in Item 9.01 below, is being "furnished" pursuant to "Item 2.02. Results of Operations and Financial Condition" of Form 8-K and, as such, shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 17, 2005               LINDSAY MANUFACTURING CO.


                                        By: /s/ David Downing
                                            ------------------------------------
                                            David Downing, Vice President and
                                              Chief Financial Officer